Net loss per common unit (Tables)	12 Months Ended
Dec. 31, 2021
Net Loss Per Common Unit
Schedule of Earnings Per Share, Basic and Diluted
Schedule of Earnings Per Share, Basic and Diluted
	Year ended December 31,
	2021	2020
Net loss attributable to unitholders (in thousands)	$(73,151)	$(58,583)
Weighted-average units used in computing net loss per unit, basic and diluted	33,048,809	32,426,264
Net loss per common and preferred unit, basic and diluted	$(2.21)	$(1.81)